                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                __________


                                FORM 8-K/A
                             AMENDMENT NO. 1

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) of the

                      SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported)
                    January 7, 1999 (November 6, 1998)


--------------------------------------------------------------------------
                   HEALTH CARE PROPERTY INVESTORS, INC.
          (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------


     Maryland                           1-8895            33-0091377
(State or Other Jurisdiction of      (Commission       (I.R.S. Employer
Incorporation of Organization)       File Number)      Identification No.)

                      4675 MacArthur Court, 9th Floor
                         Newport Beach, CA  92660
                 (Address of principal executive offices)


                              (949) 221-0600
           (Registrant's telephone number, including area code)

ITEM 2.   ACQUISITION OF ASSETS


During the period from November 6, 1998 through December 23, 1998, Health Care Property Investors, Inc. and its affiliates and subsidiaries (HCPI) acquired from unrelated parties 12 long-term care facilities and
13 medical office buildings in five separate transactions for an aggregate purchase price of approximately $125,348,000. HCPI acquired the long-term care facilities, subject to existing triple-net leases to three separate operators. HCPI acquired the medical office buildings in a trans-action where the seller retains a portion of ownership. The medical office buildings were leased to multiple tenants on a gross or modified gross basis under which HCPI may be responsible for property taxes, repairs and maintenance and/or insurance on those properties. These acquisitions were funded by bank borrowings on HCPI's revolving bank lines of credit, by the assumption of debt, by equity contributed by the seller and by cash on hand. As of January 6, 1999, HCPI has approximately $85,000,000 outstanding on its revolving bank lines of credit.

                                                                     Facility                   Acquisition     Purchase
Facility Name                                 City           State     Type      Beds   Units      Date           Price
------------------------------------------------------------------------------------------------------------------------
FOUR SEASONS                                  BAD AXE          MI       LTC      120     0       11/06/98       4,870,000
SEABREEZE CARE CENTER                         TEXAS CITY       TX       LTC      107     0       11/06/98       3,025,000
EAGLE HIGHLANDS OUTPATIENT CENTER             INDIANAPOLIS     IN       MOB(1)     0     1       12/04/98       2,508,750
METHODIST MEDICAL PLAZA BROWNSBURG BUILDING   BROWNSBURG       IN       MOB(1)     0     1       12/04/98       1,128,750
METHODIST MEDICAL PLAZA EAST BUILDING         INDIANAPOLIS     IN       MOB(1)     0     1       12/04/98      10,966,750
METHODIST MEDICAL PLAZA GLENDALE BUILDING     INDIANAPOLIS     IN       MOB(1)     0     1       12/04/98       4,064,750
METHODIST MEDICAL PLAZA GREENWOOD BUILDING    INDIANAPOLIS     IN       MOB(1)     0     1       12/04/98       7,627,750
ZIONSVILLE MEDICAL CENTER                     INDIANAPOLIS     IN       MOB(1)     0     1       12/04/98       2,082,750
EAGLE HIGHLANDS OFFICE PARK                   INDIANAPOLIS     IN       MOB(1)     0     1       12/04/98       3,200,750
EAGLE HIGHLANDS BUSINESS CENTER               INDIANAPOLIS     IN       MOB(1)     0     1       12/04/98       6,475,750
EAGLE HIGHLANDS ACORDIA SENIOR                INDIANAPOLIS     IN       MOB(1)     0     1       12/04/98       2,400,750
EAGLE HIGHLANDS ACORDIA SMALL                 INDIANAPOLIS     IN       MOB(1)     0     1       12/04/98       2,700,750
METHODIST MEDICAL PLAZA I                     INDIANAPOLIS     IN       MOB(1)     0     1       12/04/98       4,500,750
METHODIST MEDICAL PLAZA II                    INDIANAPOLIS     IN       MOB(1)     0     1       12/04/98       6,800,750
METHODIST MEDICAL PLAZA CARMEL                INDIANAPOLIS     IN       MOB(1)     0     1       12/04/98      13,700,750
MOUNTAIN VIEW CHRISTIAN HOME                  HILLSDALE        PA       LTC       89     0       12/23/98       3,293,000
BROOKVIEW MANOR                               INDIANAPOLIS     IN       LTC      144     0       12/23/98       2,400,000
NORTH WILLOW CENTER                           INDIANAPOLIS     IN       LTC      208     0       12/23/98       7,800,000
CONTINENTAL CONVALESCENT CENTER               INDIANAPOLIS     IN       LTC       54     0       12/23/98       2,000,000
CHURCHMAN MANOR                               INDIANAPOLIS     IN       LTC      118     0       12/23/98       2,400,000
GREENBRIAR MANOR                              INDIANAPOLIS     IN       LTC      150     0       12/23/98       6,000,000
BRANDYWINE MANOR                              GREENFIELD       IN       LTC      132     0       12/23/98       3,400,000
ROLLING HILLS CONVALESCENT CENTER             ANDERSON         IN       LTC      166     0       12/23/98       8,000,000
THREE RIVERS CENTER                           FORT WAYNE       IN       LTC      144     0       12/23/98       3,500,000
MAPLEWOOD MANOR                               TERRE HAUTE      IN       LTC      249     0       12/23/98      10,500,000
                                                                                 ----   ---                  ------------
                                                                                1681     13                    125,347,750
                                                                                 ----   ---                  ------------

----------------------------
(1)  The medical office buildings encompass approximately
     687,000 square feet.


Management believes these acquisitions are consistent with HCPI's historical business strategy of acquiring and concurrently leasing health care facilities. In assessing the facilities, HCPI considered the type, location, age, design and physical condition of the facilities acquired, as well as historical, if applicable, and projected operating results of the health care operations conducted at the facilities. Additionally, HCPI considers the operating ability, financial condition and reputation of the operators to which the acquired facilities are to be leased.
HCPI, after reasonable inquiry, is not aware of any material factors that would cause the financial information reported not to be necessarily indicative of future operating results, although no assurance can be given by HCPI regarding actual future operating results. HCPI intends to continue the current use of each property.

Acquisitions of long-term care facilities and of medical office buildings where the seller has retained a portion of the ownership are to be reported under Rule 3-05 of Regulation S-X. The acquisitions reported herein are not "significant acquisitions" either individually or in the aggregate under that Rule. Therefore neither audited historical financial statements nor pro forma financial information concerning these properties will be required to be provided in Item 7 of a future Report on Form 8-K/A.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 8, 1999          HEALTH CARE PROPERTY INVESTORS, INC.
                             (REGISTRANT)


                              /S/ James G. Reynolds
                              -----------------------------
                              James G. Reynolds
                              Executive Vice President and
                              Chief Financial Officer
                              (Principal Financial Officer)



                               /S/ Devasis Ghose
                              -----------------------------
                              Devasis Ghose
                              Senior Vice President-Finance and Treasurer
                              (Principal Accounting Officer)